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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 29, 2004
                                                        -----------------


                           THE MED-DESIGN CORPORATION
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


          Delaware                  0-25852                  23-2771475
      ---------------           ----------------          ------------------
      (State or Other           (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)              Identification No.)
      Incorporation)

                2810 Bunsen Avenue
               Ventura, California                                 93003
     ---------------------------------------                    ---------
     (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code (805) 339-0375
                                                           --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 29, 2004, Med-Design entered into Addendum Number Two, dated as of December 27, 2004, to the Development and Licensing Agreement for Safety "Seldinger" Needle Device between Med-Design Corporation and Enpath Medical, Inc. (formerly MedAmicus, Inc.) dated as of August 25, 2000, to eliminate the minimum purchase amount required in 2004 for Enpath to maintain exclusivity under the Development and Licensing Agreement. In consideration for Med-Design executing the Addendum, Enpath agreed to negotiate exclusively with Med-Design until April 30, 2005 for the potential sale of Enpath's safety needle business in a manner that will provide uninterrupted supply of the safety needles to Enpath customers. No arrangement to sell or purchase Enpath's safety needle business will be binding on either party unless and until a definitive agreement is executed by Enpath and Med-Design.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1 Developing and Licensing Agreement (the "Agreement") for Safety "Seldinger" Needle Device between Med-Design Corporation and Enpath, Inc. (formerly MedAmicus, Inc.) dated as of August 25, 2000 (incorporated by reference to Exhibit
                  10.1 to the Form 8-K filed by Enpath Medical, Inc. on September 19, 2000).

         99.2 Addendum Number One to the Agreement dated as of September 7, 2001 (incorporated by reference to Exhibit 10.1 to the Form S-3 filed by Enpath Medical, Inc. on October 16, 2001).

         99.3     Addendum Number Two to the Agreement dated as of December 27,
                  2004.






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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE MED-DESIGN CORPORATION
                                              (Registrant)


                                       By:  David R. Dowsett
                                          -------------------------------------
                                              David R. Dowsett
                                              Acting Chief Executive Officer



Dated: January 3, 2004



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Developing and Licensing Agreement (the "Agreement") for Safety "Seldinger" Needle Device between Med-Design Corporation and Enpath, Inc. (formerly MedAmicus, Inc.) dated as of August 25, 2000 (incorporated by reference to Exhibit
                  10.1 to the Form 8-K filed by Enpath Medical, Inc. on September 19, 2000).

99.2 Addendum Number One to the Agreement dated as of September 7, 2001 (incorporated by reference to Exhibit 10.1 to the Form S-3 filed by Enpath Medical, Inc. on October 16, 2001).

99.3              Addendum Number Two to the Agreement dated as of December 27,
                  2004.